                            SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Check the appropriate box:

[X]  Preliminary Information Statement          [ ]  Confidential, for Use of the Commission
                                                Only
[ ]  Definitive Information Statement           (as permitted by Rule 14c-5(d)(2))

                                amdiv.com, inc.
--------------------------------------------------------------------------------
                  (Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

     [ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g).

     [ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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
                                 amdiv.com, inc.
                         10900 WILSHIRE BLVD., SUITE 930
                              LOS ANGELES, CA 90024


To our Stockholders:

      On November 30, 1998, the Board of Directors and certain stockholders (the "Consenting Stockholders") of amdiv.com, inc. (together with its subsidiaries, the "Company") approved the following actions by the Company:

      1.    Election of Directors;

      2. Amendment to the Company's Articles of Incorporation changing the name of the Company from "American Diversified Holdings, Inc." to "amdiv.com, inc.";

      3.    Approval of the Company's Amended and Restated Bylaws; and

      4. Approval of the 1998 Stock Option and Incentive Plan and the reservation of 1,000,000 shares of Common Stock for issuance thereunder.

      The Board of Directors fixed the close of business on November 30, 1998, as the record date for the determination of stockholders entitled to vote with respect to the above actions. The Directors and Consenting Stockholders of the Company, whose common shares represent approximately 70.0% of the outstanding common shares entitled to vote on the above actions, have consented to all of the above actions. Therefore, because the Company has the requisite amount of stockholder votes necessary to approve these actions, the Company does not intend to hold a special stockholders meeting to consider these actions, and is not soliciting proxies from the other stockholders. In lieu thereof, the Company has prepared an information statement describing the actions, which are expected
to become fully effective on or about         , 1999, the reasons therefore, and
their effects upon the Company and its stockholders.

      Your attention is directed to the enclosed Information Statement.

                                            By Order of the Board of Directors

                                            Peter Hartmann
                                            Chairman of the Board

Los Angeles, California
___________________, 1999
                                 amdiv.com, inc.
                         10900 WILSHIRE BLVD., SUITE 930
                              LOS ANGELES, CA 90024

                  --------------------------------------------

                              INFORMATION STATEMENT
                  --------------------------------------------

                                  INTRODUCTION

      This Information Statement is furnished by the Board of Directors of amdiv.com, inc. (together with its subsidiaries, the "Company") in connection with the approval of the following actions, pursuant to the approval of the Board of Directors and the written consent of the holders of a majority of the outstanding voting securities of the Company: the election of directors; the filing of an amendment to the Articles of Incorporation to change the Company's name from "American Diversified Holdings, Inc." to "amdiv.com, inc."; the approval of the Company's Amended and Restated Bylaws in the form attached hereto as Exhibit A; and the approval of the Company's 1998 Stock Options and Incentive Plan.

      This Information Statement is furnished by the Board of Directors of the Company to stockholders of the Company whose consent to the foregoing described actions has not been solicited. This Information Statement is first being mailed to stockholders on or about ___________________, 1999. It is currently anticipated that the actions described in this Information Statement will become fully effective on or about ___________________, 1999.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY.

      The information included herein should be reviewed in conjunction with the financial statements, notes to financial statements, auditor's report and other information included in the Company's 1998 Annual Report on Form 10- KSB that is being mailed with this Information Statement to all stockholders of record as of the Record Date.

OUTSTANDING SECURITIES AND VOTING RIGHTS

      This Information Statement and enclosed materials are being sent to stockholders of record as of November 30, 1998 (the "Record Date"). All share information included in this Information Statement reflects a 1:10 reverse stock split approved by the Board of Directors on May 26, 1998; a 1:2 reverse stock split approved by the Board of Directors on August 20, 1998; and the conversion of 5,000,000 shares of Series A Preferred Stock previously outstanding into 1,666,640 shares of Common Stock. As of the Record Date, the date set by the Board of Directors for purposes of determining stockholders entitled to receive this Information Statement, there were outstanding 6,817,990 shares of the Company's Common Stock, no par value (the "Common Stock" or "Voting Securities"). Each holder of Common Stock would normally be entitled to vote in person or by proxy for each share of Common Stock standing in his name on the books of the Company, as of the Record Date, on any matter submitted to the vote of the stockholders. Each of the actions set forth herein requires the affirmative vote of the majority of the outstanding shares of Common Stock. However, under Nevada law, any action which may be taken at any stockholders' meeting may be taken by consent of the requisite number of stockholders required to take such action. By unanimous written consent dated May 26, 1998, and vote at a special meeting held on October 12, 1998, the Board of Directors of the Company approved each of the actions set forth in this Information Statement. On or about November 30, 1998, Consenting Stockholders representing approximately 4,772,750 shares of Common Stock or approximately 70.0% of the Company's Voting Securities, executed written consents authorizing and approving the actions set forth in this Information Statement. Since all necessary corporate action on the part of the Company to effectuate such actions have been taken, the Company is not soliciting proxies and will not hold a meeting with respect to the election of directors or the approval of the other actions herein described.

      This Information Statement is being distributed merely for information of those stockholders whose consent was not solicited. It is anticipated that the actions set forth in this Information Statement will become fully effective on
or after                  , 1999.

                           THE CONSENTING STOCKHOLDERS

      Stockholders of the Company, including the Company's Chairman of the Board, representing voting rights equal to at least 50.1% of the shares entitled to vote on Company matters, have agreed to consent to the actions set forth in this Information Statement.

      The names of such stockholders and the number of shares of Common Stock such persons are entitled to vote on matters such as those proposed in this Information Statement are as follows:

                                                  Number of Common                                Percentage of
                                               Shares Entitled to Vote                            Common Stock
Name                                              As of Record Date                             As of Record Date
----                                           -----------------------                          -----------------

Dr. Michael Klug                                       489,500                                        7.2%
Peter Hartmann                                         421,750                                        6.2%
Eureka Consulting                                      422,000                                        6.2%
Prodevco, Inc.                                         406,000                                        6.0%
Josef Hilger                                           308,000                                        4.5%
Cenco Verwaltungsgesellschaft mbH                      300,000                                        4.4%
Andreas Pfeiffer                                       278,000                                        4.1%
Olessia Khijina                                        245,000                                        3.6%
Dirk Lindemann                                         245,000                                        3.6%
Katja Meusinger                                        245,000                                        3.6%
Bernard Vitt                                           245,000                                        3.6%
Christina Wiesenthal                                   245,000                                        3.6%
Albatrox Dienstielstungs GMBH                          227,000                                        3.3%
Erwin Hindrichs                                        220,000                                        3.2%
Saccha Buurmann                                        199,000                                        2.9%
James B. Rea, Jr.                                      121,500                                        1.8%
Hilger & Zeltin, LLP(1)                                125,000                                        1.8%
Ernst-Henning Graf von Hardenberg                       15,000                                        0.2%
Bernward J. Rohmann                                     15,000                                        0.2%
                                                        ------                                        ----

               Total:                                4,772,750                                       70.0%

(1) Mr. Hilger is a partner at the firm of Hilger & Zeltin, LLP. The shares are held by Hilger & Zeltin, LLP, in trust for an unrelated third party.

      These shares represent approximately 70.0% of the outstanding Voting Securities of the Company. Therefore, all such actions have been approved by written Consent of the Consenting Stockholders. The actions set forth in this Information Statement are expected to become fully effective on or about _______________, 1999.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following tables set forth information, as of November 30, 1998, concerning shares of the Company's Common Stock beneficially owned by (i) each stockholder known by the Company to be the beneficial owner of more than 5 % of the Company's Outstanding Common Stock, and (ii) each director and officer of the Company, and (iii) all officers and directors of the Company as a group. Unless otherwise indicated, each person listed has sole voting and investment power over the shares beneficially owned by him. Unless otherwise indicated, the address of each named beneficial owner is the same as that of the Company's principal executive offices located at 10900 Wilshire Boulevard, Suite 930, Los Angeles, California 90024.

                                                                               SHARES                  PERCENTAGE
                                                                            BENEFICIALLY               BENEFICIALLY
                                                                               OWNED                      OWNED(1)
                                                                            ------------               ------------

Dr. Michael Klug.............................................                  489,500                     7.2%
  Kurfurstendamm 15, Berlin, D-10719, Germany
Eureka Consulting, Inc.......................................                  422,000                     6.2%
  1350 E. Flamingo Road #742, Las Vegas, NV 89119
Prodevco, Inc................................................                  406,000                     6.0%
  7135 Pintale Drive, Carlsbad, CA 92009
Joseph Hilger(2).............................................                  433,000                     6.4%
  Kurfurstendamm 15, Berlin, D-10719, Germany
Peter Hartmann...............................................                  421,750                     6.2%
James B. Rea, Jr(3)..........................................                  156,250                     2.3%
Thomas Corcovelos(4)(5)......................................                   45,000                     *
Roland Kuettner..............................................                   25,000                     *
  Kurfurstendamm 15, Berlin, D-10719, Germany
Thomas H. Fitzgerald, Jr(5)..................................                   20,000                     *
Bernward J. Rohmann..........................................                   15,000                     *
  Kurfurstendamm 15, Berlin, D-10719, Germany
Ernst-Henning Graf von Hardenberg............................                   15,000                     *
  Kurfurstendamm 15, Berlin, D-10719, Germany
Officers and Directors as a group (7 individuals)............                  698,000                    10.1%

*Less than one percent

(1) Beneficial ownership is determined in accordance with the applicable rules under the Securities Exchange Act of 1934 ("Exchange Act"). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable, or become exercisable within 60 days from the date hereof, are deemed outstanding. However, such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person. Percentage ownership is based on 6,817,990 shares of Common Stock outstanding as of the Record Date and as of the date of this Information Statement.

(2) Included 125,000 shares held by Hilger & Zeltin, LLP, in trust for another party, in which shares Mr. Hilger claims no beneficial interest.

(3) Includes options to purchase 35,000 shares of Common Stock at $3.00 per share granted under the 1998 Stock Option and Incentive Plan, which are immediately exercisable.

(4) Includes 25,000 shares of Common Stock held by Corcovelos & Forry, LLP, a law firm of which Mr. Corcovelos is a partner, as to which shares Mr. Corcovelos disclaims beneficial ownership, except to the extent of his derivative ownership interest in Corcovelos & Forry, LLP.

(5) Includes options to purchase 20,000 shares of Common Stock at $3.00 per share granted under the 1998 Stock Option and Incentive Plan, which are immediately exercisable.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth the annual and long-term cash and non-cash compensation paid by the Company for services rendered in all capacities during the fiscal years ended August 31, 1998, to those persons who were, as of August 31, 1998, Chief Executive Officer and the other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 during the fiscal year ended August 31, 1998 (the "Named Officers"). The Company had no executive officers under employment during 1997.


                                         ANNUAL COMPENSATION                   LONG TERM COMPENSATION
                                  --------------------------------------------------------------------------
                                                                                AWARDS               PAYOUTS
                                                                       -------------------------------------
 NAME AND PRINCIPAL               SALARY     BONUS     OTHER ANNUAL    RESTRICTED    SECURITIES        LTIP        ALL OTHER
      POSITION          YEAR       ($)        ($)      COMPENSATION      STOCK       UNDERLYING      PAYOUTS     COMPENSATION
                                                            ($)         AWARD(S)      OPTIONS/         ($)            ($)
                                                                          ($)         SARS (#)
-----------------------------------------------------------------------------------------------------------------------------
James B. Rea, Jr.       1998        76,667    -0-           -0-           -0-          35,000          -0-            -0-
Director, CEO and
President(1)
Peter Hartmann          1998       120,000    -0-           -0-           -0-            -0-           -0-            -0-
Chairman, Executive
Vice President -
International
Development(1)
Roland Kuettner         1998        66,667    -0-           -0-            -0-           -0-            -0-           -0-
Director (1)(2)

(1) See "Employment Agreements" below for a description of Mr. Rea's, and Mr. Hartmann's benefits entitlements. All other compensation in the form of perquisites and other personal benefits has been omitted because the aggregate amount of such perquisites and other personal benefits constituted the lesser of $50,000 or 10% of the total annual salary and bonus of the named executive for such year.

(2) Mr. Kuettner was the Company's Chief Financial Officer and received compensation in that capacity during the fiscal year ended August 31, 1998 pursuant to an employment agreement. Mr. Kuettner has since resigned as the Company's Chief Financial Officer and is employed as Managing Director of American Diversified Emissionsberatungs GmbH, a subsidiary of American Diversified AG, the Company's wholly owned subsidiary in Germany. His employment agreement with the Company has been terminated.

      Directors of the Company who are also employees do not receive cash compensation for their services as directors or members of the committees of the Board of Directors, but are reimbursed for their reasonable expenses incurred in connection with attending meetings of the Board of Directors or management committees. Non-employee directors are paid a fee of $1,000 per Board meeting attended, and reimbursement for expenses.

EMPLOYMENT AGREEMENTS

      Mr. Rea has a three-year employment agreement with the Company and its U.S. subsidiary American Diversified Asset Management, Inc., a Nevada corporation ("ADAM") to perform the duties of President and Chief Executive Officer of the Company and ADAM at an annual salary of $125,000 per year, and an annual discretionary benefits fund of $40,000, and the Company provides personal and family medical insurance coverage. Mr. Rea will also be the designated financial principal of ADAM and of American Diversified Global Equities, Inc., a Nevada corporation ("ADGE"), a newly formed subsidiary of the Company. If Mr. Rea is terminated without cause or the employment agreement is not renewed, he would receive a severance payment equal to one-quarter of the average annual base salary during the term of his employment plus an amount equal to one-quarter of the highest annual bonus or profit-sharing received during his employment. The discretionary benefits includes life and disability insurance, business automobile expenses, and business-associated memberships and expenses. Any portion of the benefits fund not expended is paid as additional compensation. Mr. Rea is also entitled to participate in all employee plans and benefits that may be established for executive employees. Bonuses are expected to be determined in the future by the Board based upon an evaluation of performance against the Company's strategic business plan and operating budget. Mr. Rea's employment agreement also includes a buyout provision, pursuant to which Mr. Rea is entitled, at any time during the term of his employment agreement, to require the Company to repurchase all of his shares of the Company's Common Stock at a purchase price equal to the greater of the consideration paid for or the fair market of such shares, in the event that Mr. Rea is no longer employed with the Company, in the event of a change in control (as defined in the employment agreement) or sale of substantially all of the Company's assets, or at such time as the Company is no longer a registered broker-dealer. The buyout provision terminates in the event that the Company has effected a registered public offering of its Common Stock under the Securities Act of 1933 (the "Securities Act") in an amount of at least $5.0 million and there exists a public trading market for the Common Stock.

      The Company has also entered into an employment agreements with Mr. Hartmann. Mr. Hartmann's employment agreement provides for a thirty-month term commencing July 1, 1998, pursuant to which Mr. Hartmann has agreed to perform the duties of Chairman of the Board and Executive Vice President-- International Development at an initial annual base salary of $180,000 and an annual discretionary benefits funds of $40,000, generally on the same terms as Mr. Rea's employment agreement described above, including severance and bonus provisions (but not including any buyout rights).

      In addition, the Company has entered into employment agreements with each of Mr. Bernward J. Rohmann and Ernst-Henning Graf von Hardenberg, the Company's executives in Germany. Pursuant to their employment agreements, Mr. Rohmann and Graf von Hardenberg have agreed to perform the duties of Chief Executive Officer and Senior Executive, respectively, each at an annual compensation of 240,000 Deutsch Marks (approximately $141,000, based on the prevailing exchange rate as of the date of this Information Statement), in addition to bonus and benefits.

STOCK OPTION GRANTS

      The Company's 1998 Stock Option and Incentive Plan is discussed below in relation to the actions approved by the Board of Directors and the Consenting Stockholders. The following table sets forth information concerning stock options granted in the 1998 fiscal year to each member of the Board of Directors and Executive Officers, the corporate secretary and an employee of ADAM.

                                INDIVIDUAL GRANTS


                                            PERCENT OF TOTAL
                                           OPTIONS GRANTED TO   EXERCISE PRICE
                                            EMPLOYEES DURING     OR BASE PRICE
NAME                               GRANT       THE YEAR(1)         (S/SHARE)      DATE
----                               -----   ------------------   --------------    ----
James B. Rea, Jr................. 35,000           35%               $3.00       6/17/08
Thomas H. Fitzgerald, Jr......... 20,000           20%               $3.00       6/17/08
Thomas C. Corcovelos............. 20,000           20%               $3.00       6/17/08
Michael B. Jeffers............... 20,000           20%               $3.00       6/17/08
Isabel Bautista..................  5,000            5%               $3.00       6/17/08


      All of the above-described options were granted in consideration of services rendered.

                   ACTIONS APPROVED BY THE BOARD OF DIRECTORS
                                       AND
       APPROVED BY WRITTEN CONSENT OF A MAJORITY OF THE OUTSTANDING SHARES

      The Board of Directors and the Consenting Stockholders have approved and consented to the following actions, which are expected to become fully effective
on or about                 , 1999.

ELECTION OF DIRECTORS

      The Board of Directors and Consenting Stockholders have approved the Amended and Restated Bylaws of the Company in the form attached hereto as Exhibit A, which, among other things, authorizes the Board of Directors to fix the number of directors at no less than three (3) and no more than seven (7). Subject to the approval of the Amended and Restated Bylaws by the Company's stockholders, the Board has approved the expansion of the Board from five (5) to six (6) directors, and has fixed the authorized number of directors at six (6). The six (6) individuals named below have been nominated for election to the Board of Directors, and have been elected to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

INFORMATION CONCERNING NOMINEES

      Except for Mr. Arthur Gray, the nominees for election to the Board of Directors are members of the current Board of Directors. Mr. Gray has been nominated for election to the Board, subject to the stockholders' approval of the Amended and Restated Bylaws, and will otherwise serve as an Advisory Director. Each of the nominees named herein has consented to be named in this Information Statement and has consented to serve as a director. However, should any nominee named herein for office of director become unable or unwilling to accept nomination or election, the Board of Directors may recommend and nominate another person in the place and stead of such person. The Board of Directors has no reason to believe that any substitute nominee will be required.

      PETER HARTMANN, age 44, has been Chairman of the Board since February 5, 1997 (the Company's inception), and Executive Vice-President of International Development since March 31, 1998. From February 5, 1997 to March 31, 1998, Mr. Hartmann also served as the Company's President and CEO. Mr. Hartmann has over 20 years of experience with international business development and project management. Between 1992 and January 1997, Mr. Hartmann served as President and Chief Executive Officer of EMDC, an international consulting company specializing in project development with clients in Europe, Russia, Singapore and Vietnam. Although Mr. Hartmann has only limited experience in the financial services industry, he has extensive experience in the development of international companies and in mergers and acquisitions. He was engaged by the Company to structure and develop its business. Mr. Hartmann speaks five languages. Mr. Hartmann received his MBA degree from Glasgow College of Technology in Scotland.

      JAMES B. REA JR., age 43, has served as the Company's President and Chief Executive Officer since March 1998, and has been a Director since December 1997. Mr. Rea has over 20 years experience in the mutual fund industry, especially in financial, accounting and operating positions. Mr. Rea is President and Chief Executive Officer of ADAM, the Company's U.S. investment advisory and brokerage subsidiary. He served as President of JBRI, the predecessor of ADAM, since 1986. He is also Chairman of the Board of ADAM, and has managed Rea-Graham Funds, Inc. (renamed American Diversified Funds, Inc.) since 1986 as President, Chief Executive Officer and Chairman of the Board. From 1980 to November 1995 he was Vice President of James Buchanan Rea, Inc., the company founded by his father, Dr. James Buchanan Rea. He is a registered investment advisor and broker-dealer with the Securities and Exchange Commission (the "Commission"), the National Association of Securities Dealers, Inc. ( the "NASD"), and the State of California. Mr. Rea received his Bachelor of Science degrees from the University of Southern California.

      ROLAND KUETTNER, age 44, has been a Director of the Company since December 1997. Mr. Kuettner is also Managing Director of American Diversified Emissionsberatungs GmbH, a subsidiary of American Diversified AG, the Company's Germany subsidiary ("ADAG"). Mr. Kuettner previously served as the Company's Chief Financial Officer and Treasurer. Mr. Kuettner qualified as a CPA in 1983 and served with the accounting firm of Arthur Andersen & Co in Toronto, Seattle and Berlin from 1980 to 1993. Mr. Kuettner moved to Germany in 1991 and has been practicing as an independent CPA since 1993. As a Manager in the Accounting and Audit Division of Arthur Andersen & Co., Mr. Kuettner gained extensive experience in dealing with matters affecting financial reporting and control.

      THOMAS C. CORCOVELOS, age 47 has been a Director of the Company since November 1997. Mr. Corcovelos is a partner in the law firm of Corcovelos & Forry, LLP in Manhattan Beach, California. Since 1985, Mr. Corcovelos has served as Corporate Counsel and Federal Securities Compliance Officer to JBRI, which was merged with and into ADAM, effective March 31, 1998. Mr. Corcovelos received his Bachelor of Science degree from Loyola University of Los Angeles in 1973, and his law degree from Boalt Hall School of Law, University of California at Berkeley in 1976.

      THOMAS H. FITZGERALD, JR., age 65, has been a Director of the Company since August 1998. Mr. Fitzgerald is President of T.H. Fitzgerald & Co., a Wall Street asset management firm, and a member of the American Finance Association. Mr. Fitzgerald is also an advisor to the management of the American Institution of Management and the Market Technician Association. For more than 18 years Mr. Fitzgerald published the "Money Market Directory," a world renowned reference book regarding investors and their portfolio managers.

      ARTHUR GRAY, JR., age 75, was appointed as an Advisory Director in October 1998. Mr. Gray has been nominated for election to the Board, subject to the approval of the Amended and Restated Bylaws. As an Advisory Director, Mr. Gray has been invited to attend Board meetings, but is not a member of the Board. Since 1993, Mr. Gray has been a Managing Director of SG Cowen Investment Counselors in New York City. He currently serves as the Chairman of the Board of Seventh Generation, Inc., the President of Lerner-Gray Foundation and is a director of Genelabs Technology, Inc. Mr. Gray is an Honorary Trustee of the American Museum of Natural History, a Director of the Smithsonian Museum of Natural History and an Honorary Director of Pathways for Youth. Mr. Gray has extensive experience in the financial services sector. From 1984 to 1993, Mr. Gray served as the President and CEO of Dreyfus Personal Management. Mr. Gray attended the Massachusetts Institute of Technology for two years before entering military service in World War II.

BOARD OF DIRECTORS AND COMMITTEES

      The Board of Directors meets during its fiscal year to review significant developments affecting the Company and to act on matters requiring board approval. The Board of Directors met three (3) times and acted by unanimous written consent one time during the 1998 fiscal year. During such period, all members of the Board participated in at least 75% of all Board and applicable committee meetings.

      The Board of Directors has established executive, compensation and stock option, audit and nominating committees to devote attention to specific subjects and to assist in the discharge of its responsibilities. The functions of those committees, their members and the number of meetings held during the 1998 fiscal year are described below:

      AUDIT COMMITTEE. The Audit Committee was established to meet with representatives of the Company's independent accountants at least twice a year to discuss the annual audit, and at such other times as may be appropriate; to monitor the performance of the Company's independent accountants; to review and approve the scope of the annual audit and quarterly reviews and evaluate with the independent public accountants the Company's annual audit and annual financial statements; to review with management the status of the internal accounting controls; to evaluate any problem areas having a potential financial impact on the Company which may be brought to its attention by management, the independent public accountants or the Board of Directors; and to evaluate all public financial reporting documents of the Company. Messrs. Corcovelos and Fitzgerald are presently the members of the Audit Committee. The Audit Committee did not meet during the 1998 fiscal year.

      EXECUTIVE COMMITTEE. The Executive Committee is empowered to act in lieu of the Board of Directors on any matter except that for which the Board of Directors has specifically reserved authority to itself and except for those matters specifically reserved to the full Board of Directors by law. Messrs. Rea and Hartmann are members of the Executive Committee. The Executive Committee did not meet during the 1998 fiscal year.

      NOMINATING COMMITTEE. The Nominating Committee was established to recommend and nominate qualified persons to serve as independent directors of the Company. Messrs. Corcovelos, Fitzgerald and Rea are presently the members of the Committee. The Committee has not adopted procedures for the consideration of nominees recommended by security holders. The Nominating Committee did not meet during the 1998 fiscal year.

      COMPENSATION AND STOCK OPTION COMMITTEES. The Compensation and Stock Option Committees were established to determine the compensation of executive officers and key employees of the Company and to develop and administer incentive compensation plans for the Company's officers and employees. Messrs. Corcovelos, Fitzgerald and Hartmann are presently the members of both committees. The Company compensates independent directors at the rate of $1,000 per Board meeting. The Board is expected to consider adopting an appropriate stock option formula for independent directors at a future meeting. The Company granted options to purchase 20,000 shares of the Company's Common Stock to each of two independent directors during the 1998 fiscal year. In October 1998, five officers and an advisory director were granted options to purchase a total of 110,000 shares of Common Stock exercisable at $4.00 per share, under the 1998 Stock Option and Incentive Plan. The Compensation Committee did not meet during the 1998 fiscal year. The Stock Option Committee met once during the 1998 fiscal year.

EXECUTIVE OFFICERS

      In addition to Messrs. Hartmann, Rea and Kuettner, the following individuals currently serve as executive officers of the Company and its subsidiaries:

      JOEL EPSTEIN, age 39, has served as the Company's Executive Vice President, Chief Financial Officer and Treasurer since September 1998. Mr. Epstein has over 11 years of professional experience as a CPA. Since April 1995, Mr. Epstein has been providing financial consulting services for companies, including start-ups, in various industries. From 1987 to 1995, Mr. Epstein served as Senior Vice President and Chief Financial Officer of the Pilgrim Group, Inc., a mutual fund group. Prior to that time, Mr. Epstein was employed as an auditor with Peat Marwick Main & Co., in Los Angeles for over three years. Mr. Epstein received his Bachelor of Science degrees in Marketing and Accounting from California State University, Northridge in 1982 and 1984, respectively.

      T. MICHAEL GRAF, age 61, was appointed as the Company's Executive Vice President of Asset Management in September 1998. Mr. Graf has over 28 years of experience in portfolio management, new business development and client servicing. Mr. Graf has six years of experience managing an investment management organization. From 1986 to August 1998, Mr. Graf served as First Vice President of Schroder Capital Management in July, 1995. Mr. Graf's primary responsibilities at Schroder included business development for endowments, foundations and high net worth individuals in the western half of the U.S. Mr. Graf was also responsible for servicing Schroder's institutional and individual clients on the west coast. Mr. Graf received his MBA degree from Harvard Business School in 1962 and his Bachelor of Science degree in Petroleum Engineering from Stanford University in 1960. Mr. Graf is a chartered investment counselor ("CIC") and a chartered financial analyst ("CFA").

      BERNWARD J. ROHMANN, age 47, was appointed as Chief Executive Officer (Vorstand) of the Company's German subsidiary in November 1998. Mr. Rohmann has over 22 years of international experience in the banking industry, in leading positions with major financial institutions during the last 7 years. Mr. Rohmann studied at the Ruhr- University, Bochum, Germany where he graduated in 1975 with a degree as economist (Diplom Okonom). From 1987 through 1991, Mr. Rohmann was the Head of DM-Treasury Department at JP Morgan, Frankfurt where he also served as a member of the JP Morgan Investment Committee for pension funds. Between 1991 and 1992 he was the General Manager responsible for reorganizing the London Branch of Hessische Landesbank. From July 1992 through December 1993, Mr. Rohmann was a member of the Executive Management Board in charge of Capital Markets, Securities and the UBS Investment Division of Schweizerische Bankgesellschaft in Frankfurt. From February 1994 through December 1996, Mr. Rohmann was a member of the Executive Management Board in charge of Securities, Treasury, Controlling and DATA Processing of National Westminster Bank plc, in Frankfurt. Mr. Rohmann received a diploma for participating in the Advanced Management Program for Overseas Bankers of the Wharton School in Philadelphia. He joined the Company on September 1, 1998.

      ERNST-HENNING GRAF VON HARDENBERG, age 57, was appointed as Senior Executive of the Company's German subsidiary in November 1998. Count von Hardenberg has more than 30 years of experience in banking and has held leading positions with major German banks. Count von Hardenberg began as an apprentice with Commerzbank AG,

Hamburg in 1962, where he was assigned to the corporate credit department. In 1968, he joined IKB Deutsche Industriebank AG, Dusseldorf, and was promoted in 1973 to head the credit department of the bank's Berlin branch, of which he was appointed General Manager in 1981. Count von Hardenberg has also served on the Executive Management Board of Berliner Industriebank AG, Berlin. He was later appointed to the Executive Management Board of Deutsche Handelsbank AG, Berlin, where he was responsible for Corporate Lending and Treasury. Since 1994, Count von Hardenberg has been advising start-up companies on raising equity and on organizing their respective finance and controlling functions. He is also the Managing Partner of J. Strauss Verlag GmbH, Potsdam. He joined the Company on November 1, 1998.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In connection with the organization of the Company, the Company issued a total of 500,000 shares to the following founding stockholders: 118,750 shares were issued to Mr. Peter Hartmann; 118,750 shares were issued to Mr. William Smith; 25,000 shares were issued to the law firm of Corcovelos & Forry, LLP; and 237,500 shares were issued to Mr. Joseph Hilger. Mr. Corcovelos, a director of the Company, is a partner at the firm of Corcovelos & Forry, LLP. The shares issued to Mr. Smith and Corcovelos & Forry were issued in consideration of services rendered. The shares issued to Mr. Hartmann were issued in consideration of a cash contribution of $22,979. The shares to Mr. Hilger were issued in exchange for a cash contribution of $22,979 and services rendered. All such shares were issued in reliance upon exemptions from registration available under Section 4(2) of the Securities Act and Regulation S promulgated under the Securities Act. The Company shares issued to Messrs. Hartmann, Smith and Hilger, and to Corcovelos & Forry, LLP are "restricted securities" and may not be publicly resold except pursuant to a registration promulgated under the Securities Act, Rule 144 or other exemption under the Securities Act that may be applicable.

      Effective on March 31,1998, James Buchanan Rea, Inc. ("JBRI"), a California corporation controlled by Mr. Rea, merged with and into ADAM. Under the terms of the merger, Mr. Rea received 118,750 shares of the Company's common stock at the closing in exchange for his 50,500 shares of JBRI stock, and the other JBRI stockholders received aggregate cash payments of $160,875 in consideration for their 49,500 shares of JBRI stock, at a value of $3.25 per share. Mr. Rea acquired the Company shares without registration in reliance on the exemption provided by Section 4(2) under the Securities Act. Mr. Rea is a sophisticated investor knowledgeable in the securities business. He will continue to serve as President of ADAM, the successor to JBRI. The Company shares issued to Mr. Rea are "restricted securities" and may not be publicly resold except pursuant to a registration promulgated under the Securities Act, Rule 144 or other exemption under the Securities Act that may be applicable.

      On March 1, 1998, the Company issued a certificate for 90,000,000 (pre-reverse splits) shares of Common Stock to American Diversified Corporation ("ADC"), a Delaware corporation controlled by certain founding stockholders of the Company, in exchange for its contribution of a "Bearer Note" issued by Immofin Grundstuecksverwaltungsgessellschaft Conradi & Hilger GbRmbH, a partnership consisting of Messrs. Klaus Conradi and Josef Hilger, two of the Company's founding stockholders. The shares issued to ADC were issued in reliance upon exemptions from registration under Section 4(2) of the Securities Act. The shares issued to ADC were converted into 4,500,000 shares, after giving effect to the Company's 1:10 reverse stock split of the Common Stock, approved by the Board on May 26, 1998, and 1:2 reverse stock split of the Common Stock, approved by the Board on August 20, 1998. The shares previously held by ADC have since been transferred to various individual investors, pursuant to applicable exemptions from registration under U.S. state and federal securities laws. Of the shares previously held by ADC, 333,000 were transferred to Mr. Peter Hartmann. On May 28, 1998, the Company sold the Bearer Note to unrelated third parties for 20,200,000 Deutsche Marks (approximately $11,584,186, including accrued interest). Cash proceeds from the sale of the Bearer Note were released from escrow and transferred to the Company's German bank account on October 12, 1998.

      In consideration for services rendered, the Company pays each of Messrs. Joel Epstein and T. Michael Graf annual cash compensation of $125,000, in addition to bonus and other benefits. As of the date of this Prospectus, neither Mr. Epstein nor Mr. Graf has entered into an employment agreement with the Company.

      On October 12, 1998, the Company granted to Mr. Arthur Gray options to purchase 20,000 shares of Common Stock at an exercise price of $4.00 per share, pursuant to the 1998 Stock Option and Incentive Plan. On October 20,

1998, the Company granted to Mr. Peter Hartmann options to purchase 40,000 shares of Common Stock at an exercise price of $4.00 per share, pursuant to the 1998 Stock Option and Incentive Plan. The options granted to Messrs. Gray and Hartmann were granted in consideration of services rendered and are exercisable pursuant to the terms of their individual option agreements.

      On October 29, 1998, the Company granted to each of Messrs. Joel Epstein and T. Michael Graf options to purchase 10,000 shares of Common Stock at an exercise price of $4.00 per share, pursuant to the 1998 Stock Option and Incentive Plan. On the same date, options to purchase 15,000 shares of Common Stock were also granted to each of Mr. Bernward J. Rohmann and Ernst-Henning Graf von Hardenberg, which are also exercisable at $4.00 under the Plan. The options granted to Messrs. Epstein, Graf and Rohmann, and to Graf von Hardenberg, were granted in consideration of services rendered and are pursuant to the terms of their individual option agreements.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's directors and certain of its officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission. Officers, directors and greater than 10 percent stockholders are required by regulations adopted by the Commission to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5 was required for those persons, the Company believes that during the year ended August 31,1998, all filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with except a Form 4 report covering a purchase transaction, which was filed late by Mr. Fitzgerald.

NAME CHANGE

REASON FOR NAME CHANGE

      The Board of Directors of the Company approved, and the holders of a majority o the outstanding shares have consented to, the change of the Company's name to amdiv.com, inc. The Board of Directors believes that the interests of the Company and stockholders would be better served by the name amdiv.com, inc., because the new name better reflects the Company's plan to provide on-line brokerage and related financial services.

AMENDMENT OF ARTICLES OF INCORPORATION

      The name change is reflected in Article I of the Company's Amended and Restated Articles of Incorporation. The Certificate of Amendment to the Articles of Incorporation reflecting the name change, as filed with the Nevada Secretary of State on December 3, 1998, was previously filed with the Securities and Exchange Commission on December 9, 1998, as Exhibit 3.1.7 to the Company's Current Report on Form 8-K.

APPROVAL OF AMENDED AND RESTATED BYLAWS

REASON FOR AMENDING THE BYLAWS

      The Board of Directors believes that the interests of the Company and its stockholders would be better served by amending and restating the Bylaws to increase the number of directors and to take advantage of certain benefits and protections available under Nevada law. The Board of Directors of the Company approved, and the Consenting Stockholders, constituting a majority of the outstanding shares, have consented to, the Amended and Restated Articles of Incorporation in the form attached hereto as Exhibit A.

AMENDED AND RESTATED BYLAWS

      Section 3.2 Article III of the Amended and Restated Bylaws provides that the total number of authorized directors shall be fixed by the Board at no less than three (3) or more than seven (7). The Company's Board of Directors has fixed the authorized number of directors at six, subject to stockholders' approval of the Amended and Restated Bylaws.

APPROVAL OF 1998 STOCK OPTION AND INCENTIVE PLAN

      On May 29, 1998, the Board of Directors of the Company adopted the amdiv.com, inc., 1998 Stock Option and Incentive Plan (the "Plan"), subject to stockholder approval. The Board of Directors believes the best interests of the Company and its stockholders will be best served by approving the Plan. The following summary description of the Plan is qualified in its entirety by reference to the Plan. The full text of the Plan was previously filed with the Securities and Exchange Commission on December 9, 1998, as Exhibit 10.6 to the Company's Current Report on Form 8-K, and is incorporated herein by reference.

      PURPOSE. The Plan is intended to provide incentive to key employees, officers, directors and others expected to provide significant services to the Company, to encourage proprietary interest in the Company, to encourage such key employees to remain in the employ of the Company, to attract new employees with outstanding qualifications, and to afford additional incentive to others to increase their efforts in providing significant services to the Company.

      ADMINISTRATION. The Plan will be administered by the Stock Option Committee, which has been established by the Board of Directors and which will at all times be composed of "non-employee directors;" provided, however, that the Board of Directors may abolish the Stock Option Committee at any time and revest administration of the Plan in the Board of Directors or a reconstituted Stock Option Committee. No member of the Stock Option Committee will vote on any matter affecting his or her own compensation.

      TYPES OF AWARDS. The Company's Plan provides for the grant of (i) incentive stock options ("ISO's") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) stock options that are not intended to qualify under Section 422 of the Code ("NQSOs"; collectively with ISOs, "Options"). The Plan also authorizes the award of (i) shares of restricted Common Stock ("Restricted Stock"), (ii) dividend equivalent rights ("DERs"), (iii) phantom stock rights ("PSRs") and (iv) stock appreciation rights ("SARs").

      TERMS AND CONDITIONS OF AWARDS. Options granted under the Plan will vest and become exercisable as determined by the Stock Option Committee or the Board of Directors. Awards will be subject to the terms and restrictions of the awards made by the Stock Option Committee or the Board of Directors. Option and award recipients shall enter into a written stock options agreement with the Company. The Stock Option Committee or the Board of Directors has discretionary authority to select participants from among eligible persons and to determine, at the time an Option or award is granted, when and in what increments shares covered by the Option or award will vest and may be purchased. In the case of an Option, the Stock Option Committee or the Board of Directors also has the discretionary authority to determine, at the time such Option is granted, whether the Option is intended to be an ISO or a NQSO, provided, however, that certain restrictions applicable to ISOs are mandatory, including a requirement that ISOs not be issued for less than 100% of the then fair market value of the Common Stock (110% in the case of a grantee who holds more than 10% of the outstanding Common Stock) and a maximum of ten years (five years in the case of a grantee who holds more than 10% of the outstanding Common Stock). Fair market value means as of any given date, the value of one share of Common Stock, determined as follows:
(i) If the shares are traded on an exchange, the price at which the shares traded at the close of business on the date of valuation; (ii) If the shares are traded over-the-counter on the NASDAQ System, the closing price if one is available, or the mean between the bid and asked prices quoted on the NASDAQ System at the close of business on the date of valuation; and (iii) If neither
(i) or (ii) applies, then the fair market value as determined by the Board of Directors or the Stock Option Committee in good faith. Such determination will be conclusive and binding on all persons.

      ELIGIBLE PERSONS. Officers and directors and employees of the Company and other persons expected to provide significant services to the Company are eligible to participate in the Plan. ISO's may be granted to the officers and key employees of the Company. NQSO's and other awards may be granted to the directors, officers, key employees, agents and consultants of the Company or any of its subsidiaries, provided that the Stock Option Committee finds that the value of services rendered or to be rendered to the Company is at least equal to the value of the awards being granted.

      Under current law, ISO's may not be granted to any director of the Company who is not an employee, or to directors, officers and other employees of entities unrelated to the Company.

      SHARES SUBJECT TO THE PLAN. Subject to anti-dilution provisions for stock splits, stock dividends and similar events, the 1998 Stock Option and Incentive Plan authorizes the grant of Options to purchase up to 1,000,000 shares of the Company's Common Stock, provided that at no time shall Options be granted to purchase an aggregate of more than five percent of the outstanding shares of the Company's Common Stock.

      TERM OF THE PLAN. Unless previously terminated by the Board of Directors, the Plan will terminate on May 26, 2008, and no options may be granted under the Plan thereafter, but existing options will remain in effect until the options are exercised or terminated by their terms.

      TERM OF OPTIONS. Each stock option must terminate no more than ten years from the date it is granted (or five years in the case of ISO's granted to an employee who is deemed to own in excess of ten percent of the combined voting power of the Company's outstanding equity stock). Stock options may be granted on terms providing for exercise either in whole or in part at any time or times during their restrictive terms, or only in specified percentages at the stated time periods or intervals during the term of the stock option.

      OPTION EXERCISE. The exercise price of any stock option granted under the Plan is payable in full in cash, or its equivalent as determined by the Stock Option Committee. The Company may make loans available to option holders to exercise stock options evidenced by a promissory note executed by the option holder and secured by a pledge of Common Stock with fair value at least equal to the principal of the promissory note, unless otherwise determined by the Stock Option Committee.

      AMENDMENT AND TERMINATION OF THE PLAN. The Board of Directors may, without affecting any outstanding stock options, from time to time revise or amend the Plan, and may suspend or discontinue it at any time. However, no such revision or amendment may, without stockholder approval, increase the number of shares subject to the Plan, modify the class of participants eligible to receive options granted under the Plan or extend the maximum option term under the Plan.

      OUTSTANDING OPTIONS. The Company has granted options to acquire 210,000 shares of Common Stock pursuant to the Plan. Of these stock options, 40,000 have been granted to the two independent directors and will vest six months from the date on which the options were granted. Options to purchase 100,000 shares of Common Stock granted pursuant to the Plan are exercisable at a price of $3.00 per share. The 110,000 shares underlying the remaining options granted under the Plan are exercisable at a price of $4.00 per share. The Plan provides that, in connection with any reorganization, merger, consolidation, recapitalization, stock split or similar transaction, the Stock Option Committee will appropriately adjust the number of shares of Common Stock subject to outstanding stock options and the total number of shares for which stock options may be granted under the Plan. There currently is no public market for the shares of Common Stock underlying the options granted under the Plan. The estimated per share market value of the Common Stock is approximately $4.00, based on the closing price of a private placement resale of shares by a former shareholder to unrelated third parties in arms length transactions. Based on this valuation, the 210,000 shares underlying the options granted under the Plan have an aggregate market value of $840,000.

      CERTAIN FEDERAL INCOME TAX CONSEQUENCES. Following is a brief summary of the principal federal income tax consequences of awards under the Plan. This summary is not an exhaustive description and does not describe all applicable federal, state or local tax laws.

      Incentive Stock Options. A Plan participant is not subject to federal income tax at the time of either the grant or the exercise of an ISO. In the year in which an ISO is exercised, however, the amount by which the fair market value of the shares of Common Stock received upon the exercise of an ISO exceeds the exercise price will constitute an adjustment to the optionholder's income in computing alternative minimum taxable income. Such adjustment could result in the imposition of, or increase the amount of, the optionholder's "alternative minimum tax" under the Code. If an optionholder does not dispose of such shares of Common Stock within two years after the ISO was granted or one year after the ISO was exercised, whichever is later (any such disposition, a "disqualifying event"), then any gain or loss recognized upon such disposition generally will be treated as long-term capital gain or loss. In such event, the Company will not receive a tax deduction on either the exercise of the ISO or on the sale of the underlying Common Stock.

      If an optionholder makes a "disqualifying disposition," the optionholder will realize ordinary income in an amount equal to the lesser of (i) the fair market value of the Common Stock on the date the ISO is exercised minus the exercise price, or (ii) the sales price received by the optionholder on the disposition of such Common Stock minus the exercise price. In such event, the Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the optionholder. If a sale is a disqualifying disposition, the optionholder also may realize short-term or long-term capital gain or loss, if such shares constitute capital assets in an optionholder's hands. The gain or loss will be measured by the difference between the fair market value of the shares on the date of exercise of the ISO and the sales price of the shares.

      Non-Qualified Stock Options. No income is realized by an optionholder upon the grant of an NQSO. Upon the exercise of an NQSO, however, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the exercise price will be taxed as ordinary income to an optionholder and the Company will be entitled to a deduction in an equal amount. Such amount will not be an adjustment to income in computing alternative minimum taxable income. Upon subsequent sales of Common Stock received on exercise of NQSO's, an optionholder may realize short-term or long-term capital gain or loss, depending upon the holding period of the shares, if such shares constitute capital assets in the optionholder's hands. The gain or loss will be measured by the difference between the sales price and the tax basis of the shares sold. The tax basis for this purpose will be the sum of the exercise price and the amount of ordinary income realized by the optionholder as a result of such exercise.

      Restricted Stock. A participant who has been awarded Restricted Stock will not realize taxable income at the time of the award, and the Company will not be entitled to a deduction at that time; provided, however, that the participant may elect to treat the value of the shares as income at the time of receipt (without regard to restrictions) by filing with the IRS (with a copy to the Company) an election under Section 83(b) of the Code no later than thirty days after the issuance date. When the restrictions on the Restricted Stock lapse, the participant will have ordinary income and the Company will have a corresponding deduction. The measure of such income and deduction will be the fair market value of the shares at the time the restrictions lapse.

      SARs and PSRs. No income is realized by a holder of an SAR or PSR at the time the SAR or PSR is granted; however, upon exercise, the amount of cash or the fair market value of the shares of Common Stock received will be taxable as ordinary income to the holder thereof and the Company will be entitled to a deduction in an equal amount.

      DERs. A Recipient of a DER award will not realize taxable income at the time of grant and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant will recognize ordinary income, and the Company will be entitled to a deduction. The measure of the income and deduction will be the amount of cash and the fair market value of the shares at the time the DER is paid.

      Million Dollar Compensation Limit. The Code limits the deductibility (under certain circumstances) of compensation that exceeds $1,000,000 annually that is paid by the Company to its president and to its four most highly compensated officers (other than the president) as determined at the end of the Company's taxable year. The Code and the regulations promulgated thereunder provide certain exclusions from the amounts included in the $1,000,000 limitation, including compensation that is "qualified performance-based compensation" within the meaning of the regulations. The Plan generally is intended to satisfy the requirements set forth in the regulations with respect to "qualified performance-based compensation" with respect to Options that are exercisable at an exercise price of not less than 100% of the fair market value of a share of Common Stock on the date of grant. However, if an option is exercisable at a price less than 100% of the price of a share of Common Stock on the date of grant, the compensatory element of such NQSO (i.e., the excess of the such fair market value over the exercise price) will not constitute "qualified performance-based compensation," unless the exercise of options is contingent on the attainment of pre-established performance goals.

      MISCELLANEOUS. The Plan is not qualified under Section 401 of the Code. In addition, the Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The plan is not intended to be a funded plan.

                                 OTHER BUSINESS

      No further business will be transacted by Written Consent to corporate action in lieu of meeting of stockholders to which this Information Statement pertains.


                         COSTS OF INFORMATION STATEMENT

      This Information Statement has been prepared by the Company and its Board of Directors, and the Company will bear the costs of distributing this Information Statement to stockholders, including the expense of preparing, assembling, printing, and mailing the Information Statement and attached materials. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this Information Statement and related materials to stockholders. The Company may pay for and use the services of other individuals or companies not regularly employed by the Company in connection with the distribution of this Information Statement if the Board of Directors of the Company determines that this is advisable.

                                  By the order of the Board of Directors,



                                  /s/ Peter Hartmann
                                  ----------------------------------------------
                                  Peter Hartmann
                                  Chairman of the Board

Los Angeles, California
________________, 1999

                                    EXHIBIT A

                                 AMDIV.COM, INC.
                             (a Nevada Corporation)

                              AMENDED AND RESTATED

                                     BYLAWS


                                    ARTICLE I

                                     OFFICES


         Section 1.1       REGISTERED OFFICE

         The registered office of amdiv.com, inc. (the "Company") in the State of Nevada shall be located at the principal place of business in that state of the Company or individual acting as the Company's registered agent in the State of Nevada.

         Section 1.2       PRINCIPAL EXECUTIVE OFFICE

         The principal executive office of the Company for the transaction of the business of the Company shall be at such place as may be established by the Board of Directors (the "Board"). The Board is granted full power and authority to change said principal executive office from one location to another.

         Section 1.3       OTHER OFFICES

         The Company may have other offices, either within or without the State of Nevada, at such place or places as the Board from time to time may designate or the business of the Company may require.


                                   ARTICLE II

                             MEETING OF STOCKHOLDERS

         Section 2.1       DATE, TIME AND PLACE

         Meetings of stockholders of the Company shall be held on such date and at such time and place, either within or without the State of Nevada, as shall be designated by the Board and stated in the written notice of the meeting or in a duly executed written waiver of notice of the meeting.

         Section 2.2       ANNUAL MEETINGS

         Annual meetings of stockholders for the election of directors to the Board and for the transaction of such other business as may be stated in the written notice of the meeting or as may properly come before the meeting shall be held on such date and at such time and place, either within or without the State of Nevada, as shall be designated by the Board and stated in the written notice of the meeting or in a duly executed written waiver of notice of the meeting.

         Section 2.3       SPECIAL MEETINGS

         Special meetings of stockholders for any purpose or purposes, unless otherwise prescribed by the Nevada Revised Statutes ("NRS"), the Certificate of Incorporation or these Bylaws, may be called by the Board or the President. Special meetings of stockholders shall be called by the Board or the Secretary at the written request of one or more stockholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes of shares of the capital stock of the Company issued and outstanding and entitled to vote at such meeting. Such written request shall state the purpose or purposes for which the special meeting is called. The place, date and time of a special meeting shall be fixed by the Board or the officer calling the meeting and shall be stated in the written notice of such meeting, which notice shall state the purpose or purposes stated in the written notice of meeting and matters germane thereto.

         Section 2.4       NOTICE OF MEETINGS

         Written notice of the place, date and time of, a meeting of stockholders shall be given to each stockholder of record entitled to vote at such meeting, in the manner prescribed by Section 2.6 of these Bylaws, not less than ten (10) nor more than sixty (60) days prior to the date of the meeting. Notice of meetings shall be in writing and signed by the President or Vice President, or the Secretary or an Assistant Secretary, Secretary, or by such other persons as the Board shall designate.

         Section 2.5       STOCKHOLDER LIST

         The Secretary or other officer in charge of the stock ledger of the Company shall prepare and make, at least ten (10) days prior to a meeting of stockholders, a complete list of stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares of stock of the Company registered in the name of each stockholder. Such list shall be open to examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list also shall be produced and kept at the place and time of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

         Section 2.6       VOTING RIGHTS

         In order that the Company may determine the stockholders entitled to notice of, and to vote at, a meeting of stockholders or at any adjournment(s) thereof or to express consent or dissent to corporate action in writing without a meeting, the Board may fix a record date in the manner prescribed by Section
2.9 of these Bylaws. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy in the manner prescribed by Section 2.7 of these Bylaws. Except as specifically provided otherwise by the NRS, the Certificate of Incorporation, or these Bylaws, each holder of capital stock entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting shall be entitled to one vote for each share of such stock registered in such stockholder's name on the books and records of the Company as of the record date.

         Section 2.7       PROXIES

         Each proxy shall be in writing and shall be executed by the stockholder giving the proxy or by such stockholder's duly authorized officer, director, employee or agent by causing the signatures of the stockholder to be applied to the writing by any reasonable manner, including facsimiles. No proxy is valid after the expiration of six months from the date of its creation, unless it is coupled with an interest, or unless it specifies a duration, which may not exceed seven (7) years, shall be voted or acted upon after three (3) years from its date, unless the proxy expressly provides for a longer period. Unless and until voted, every proxy shall be revocable at the pleasure of the person who executed it or of his or her legal representative or assigns, except in those cases where an irrevocable proxy permitted by the NRS shall have been given.

         Section 2.8       QUORUM AND ADJOURNMENT(S) OF MEETINGS

         Except as specifically provided otherwise by the NRS, the Certificate of Incorporation, or these Bylaws, a majority of the aggregate number of shares of each class of capital stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at a meeting of stockholders. If such majority shall not be present in person or represented by proxy at a meeting of stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time until holders of the requisite number of shares of stock entitled to vote at the meeting shall be present in person or represented by proxy. When a meeting of stockholders is adjourned to another place, date or time, notice need not be given of the adjourned meeting if the place, date, and time of such adjourned meeting are announced at the meeting at which the adjournment is taken. At any such adjourned meeting at which a quorum shall be present in person or represented by proxy, stockholders may transact any business that might have been transacted at the meeting as originally noticed, but only those stockholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment(s) thereof. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. Stockholders may participate in a meeting by means of a telephone conference call or similar method of communication by which all persons participating in the meeting can hear each other.

         Section 2.9       REQUIRED VOTE

         Except as specifically provided otherwise by the NRS, the Certificate of Incorporation, or these Bylaws, the affirmative vote of a majority of the shares of each class of capital stock present in person or represented by proxy at a meeting of stockholders at which a quorum is present and entitled to vote on the subject matter (including, but not limited to, the election of directors to the Board) shall be the act of the stockholders with respect to the matter voted upon.

         Section 2.10      ACTION WITHOUT MEETING

         Notwithstanding contrary provisions of these Bylaws covering notices and meetings, any action required or permitted to be taken at an annual or special meeting of stockholders may be taken by Stockholders without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, shall be signed by a majority of the holders of shares of capital stock issued and outstanding and entitled to vote on the subject matter, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. The written consents shall be filed with the minutes of the proceedings.

                                   ARTICLE III

                                    DIRECTORS

         Section 3.1       BOARD OF DIRECTORS

         The business and affairs of the Company shall be managed by, or under the direction of, a Board of Directors. The Board may exercise all such powers of the Corporation and do all such lawful acts and things on its behalf as are not by the NRS, the Certificate of Incorporation or these Bylaws directed or required to be exercised or done by stockholders.

         Section 3.2       NUMBER, ELECTION AND TENURE

         The number of directors which shall constitute the whole Board shall be fixed from time to time by the resolution of the Board. Except as otherwise provided by law, in no event shall the total number of directors which shall constitute the whole Board be fixed by the Board at less than three (3) or more than seven (7). Except as provided otherwise in these Bylaws, directors shall be elected at the annual meeting of stockholders. Each director shall hold office until the annual meeting of stockholders next succeeding his or her election or appointment and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

         Section 3.3       RESIGNATION AND REMOVAL

         Any director or member of a committee of the board may resign at any time upon written notice to the Board, the Chairman of the Board, or the President. Unless specified otherwise in the notice, such resignation shall take effect upon receipt of the notice by the Board, the Chairman of the board, or the President. The acceptance of a resignation shall not be necessary to make it effective. Any director may be removed, either with or without cause.

         Section 3.4       VACANCIES AND NEWLY CREATED DIRECTORSHIPS

         Vacancies occurring for any reason and newly-created directorships resulting from an increase in the authorized number of directors which shall constitute the whole Board, as fixed pursuant to Section 3.2 of these Bylaws, shall be filled by the election of a new director or directors by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of votes cast at a special meeting of stockholders called for such purpose. Any director so chosen shall hold office until the annual meeting of stockholders next succeeding his or her election or appointment and until his or her successor shall be elected and qualified, or until his or her earlier resignation or removal.


                                   ARTICLE IV

                       MEETINGS OF THE BOARD OF DIRECTORS

         Section 4.1       DATE, TIME AND PLACE

         Meetings of the Board shall be held on such date and at such time and place, either within or without the state of Nevada, as shall be determined by the Board pursuant to these Bylaws.

         Section 4.2       ANNUAL MEETINGS

         After the annual meeting of stockholders, the newly-elected Board may hold a meeting, on such date and at such time and place as shall be determined by the Board, for the purpose of organization, election of officers and such other business that may properly come before the meeting. Such meeting may be held without notice.

         Section 4.3       REGULAR MEETINGS

         Regular meetings of the Board may be held without notice on such date and at such time and place as shall be determined from time to time by the Board.

         Section 4.4       SPECIAL MEETINGS

         Special meetings of the Board may be held at any time upon the call of the Chairman of the Board, the President or the Secretary by means of oral, telephonic, written facsimile or other similar notice, duly given, delivered, sent or mailed to each director at least 48 hours prior to the special meeting, in the manner prescribed by Section 6.1 of these Bylaws. Special meetings of the Board may be held at any time without notice if all of the directors are present or if those directors not present waive notice of the meeting in writing either before or after the date of the meeting.

         Section 4.5       QUORUM

         A majority of the whole Board as fixed pursuant to Section 3.2 of these Bylaws shall constitute a quorum for the transaction of business at a meeting of the Board. If a quorum shall not be present at a meeting of the Board, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         Section 4.6       REQUIRED VOTE

         Except a specifically provided otherwise by the NRS, the affirmative vote of a majority of the directors present at a meeting of the Board at which a quorum is present shall be the act of the Board with respect to the matter voted upon.

         Section 4.7       ACTION WITHOUT MEETING

         Any action required or permitted to be taken at a meeting of the Board, or committee thereof, may be taken by directors without a meeting if all of the members of the Board, or committee thereof, consent thereto in writing and such writing is filed with the minutes of proceedings of the Board, or committee thereof.

         Section 4.8       TELEPHONE MEETING

         Members of the Board, or any committee thereof, may participate in a meeting of the Board, or committee thereof, by means of a telephone conference or similar method of communication by which all of the members participating in the meeting can hear each other. Participation by members of the Board, or committee thereof, by such means shall constitute presence in person of such members at such meeting.

                                    ARTICLE V

                      COMMITTEES OF THE BOARD OF DIRECTORS

         Section 5.1       DESIGNATION AND POWERS

         The Board may designate one or more committees from time to time in its discretion, by resolution passed by the affirmative vote of a majority of the whole Board as fixed pursuant to Section 3.2 of these Bylaws. Each committee shall consist of one or more of the directors on the Board and the Board may appoint other persons who are not directors to serve on committees. The Board may designate one or more directors as alternate members or any committee who replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members constitute a quorum. may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all of the powers and authority to the Board in the management of the business and affairs of the Company and may authorize the corporate seal of the Company affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation or these bylaws, adopting an agreement of merger or consolidation, recommending to stockholders the sale, lease, or exchange of all substantially all of the Company's assets, or recommending to stockholders a dissolution of the Company, a revocation of a dissolution or the filing of a petition in bankruptcy; and, unless the resolution of the Board expressly so provides , no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock of the Company or any class or series of stock. Each committee shall keep regular minutes of its meetings and shall report the same to the Board when requested to do so.


                                   ARTICLE VI

                                     NOTICES

         Section 6.1       DELIVERY OF NOTICE

         Notices to stockholders and , except as permitted below, to directors on the board shall be in writing and may be delivered by mail or messenger. Notice by mail shall be deemed to be given at the time when such notice is deposited in a United States post office or letter box, enclosed in postpaid sealed wrapper, and addressed to a stockholder or director at his respective address appearing on the books and records of the Company, unless such stockholder or director shall have filed with the Secretary a written request that notices intended for such stockholder or director be mailed or delivered to some other address, in which case the notice shall be mailed to or delivered at the address designated in such request. Notice by messenger shall be deemed to be given when such notice is delivered to the address of a stockholder or director as specified above. Notices to directors also may be given orally in person or by telephone, or by telex, overnight courier or facsimile transmission (promptly confirmed in writing) or other similar means, or by leaving the notice at the residence or usual place of business of a director. Notice by oral communication, telex, overnight courier or facsimile transmission (properly confirmed in writing) or other similar means shall be deemed to be given upon such dispatch of such notice. Notice by messenger shall be deemed to be given when such notice is delivered to a director's residence or usual place of business. Notices, requests, and other communications required or permitted to be given or communicated to the Company by the Certificate of Incorporation, these Bylaws, or any other agreement shall be in writing and may be delivered by messenger, United States mail, telex, overnight courier or facsimile transmission (promptly confirmed in writing) or other similar means. Notice to the Company shall be deemed to be given upon actual receipt of such notice by the Company.

         Section 6.2       WAIVER OF NOTICE

         Whenever notice is required to be given by the NRS, the Certificate of Incorporation, or these Bylaws, a written waiver of notice signed by the person entitled thereto, whether before or after the time stated in the notice, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when a person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, or the purpose of, any regular or special meeting of stockholders, Board, or committee of the Board need be specified in any written waiver of notice.


                                   ARTICLE VII

                                    OFFICERS

         Section 7.1       OFFICERS

         At its annual meeting, or at such other meeting as it may determine, or by unanimous written consent of the directors without meeting, the Board shall elect such officers as the Board from time to time may designate or the business of the Company may require. The Company shall have a President, a Secretary and a Treasurer. The Chairman of the Board shall be selected from among the directors on the Board, but no other executive officer need be a member of the Board. Any number of offices may be held by the same person.

         Section 7.2       OTHER OFFICERS AND AGENTS

         The Board also may elect such other officers and agents as the Board from time to time may determine to be advisable. Such officers and agents shall serve for such terms, exercise such powers, and perform such duties as shall be specified from time to time by the Board.

         Section 7.3       TENURE, RESIGNATION, REMOVAL AND VACANCIES

         Each officer of the Company shall hold his office until his or her successor is elected and qualified, or until his or her earlier resignation or removal; provided, that if the term of office of any officer elected pursuant to
Section 7.2 of these Bylaws shall have been fixed by the Bylaws or determined by the Board or other governing body, such person shall cease to hold office no later than the date of expiration of such term, regardless of whether any other person shall have been elected or appointed to succeed such person. Each officer shall hold his or her office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer elected by the Board may be removed at any time, with or without cause, by the Board; provided, that any such removal shall be without prejudice to the rights, if any, of the officer so employed under any employment contract or other agreement with the Company. Any officer may resign at any time upon written notice to the Board, the Chairman of the Board or the President. Unless specified otherwise in the notice, such resignation shall take effect upon receipt of the notice by the Board, the Chairman of the Board or the President. The acceptance of the resignation shall not be necessary to make it effective. Any vacancy occurring in any office of the Company by death, resignation, removal or otherwise shall be filed by the Board and such successor or successors shall hold office for such term as may be specified by the Board.

         Section 7.4       AUTHORITY AND DUTIES

         All officers and agents, as between themselves and the Company, shall have such authority and perform such duties in the management of the Company as may be provided in these Bylaws and as generally pertain or are necessarily incidental to the particular office or agency. In addition to the powers and duties hereinafter specifically prescribed for certain officers of the Company, the Board from to time may impose or confer any or all of the duties and powers hereinafter specifically prescribed for any officer upon any other officer or officers. The Board may give general authority to any officer to affix the corporate seal of the Company and to attest the affixing by his or her signature.

         Section 7.5       THE CHAIRMAN OF THE BOARD

         The Chairman of the Board, shall act as chairman at all meetings of the stockholders at which he is present and shall preside at all meetings of the Board of Directors at which he is present. In the event of disability or absence of the Chairman of the Board, these duties shall be performed by a Vice President. The Chairman of the Board shall be the Chief Executive Officer of the Company, shall provide general leadership in matters of policy and long-term programs, and shall have the right to delegate authority to the other officers of the Company. Except when by law the signature of the President is required, the Chairman of the Board shall possess the same power as the President to sign all certificates, contracts and other instruments of the Company which may be authorized by the Board of Directors.

         Section 7.6       THE PRESIDENT

         The president, subject to the control of the Board of Directors, shall have general and active supervision of the business and affairs of the Company, shall sign certificates, contracts and other instruments of the Company as authorized, and shall perform all such other duties as are properly required of him by the Board of Directors or by the Chairman of the Board.

         Section 7.7       THE VICE PRESIDENT(S)

         The several Vice Presidents shall perform the duties and have the powers as may, from time to time, be assigned to them by the Board of Directors or the President or the Chairman of the Board.

         Section 7.8       THE TREASURER

         The Treasurer shall have the care and custody of all the funds of the Company and shall deposit the same in such banks or other depositories as the Board of Directors, or any officer or officers thereunder duly authorized by the Board of Directors, shall, from time to time, direct or approve. He shall keep a full and accurate account of all monies received and paid on account of the Company, and shall render a statement of his accounts whenever the Board of Directors shall require. He shall perform all other necessary acts and duties in connection with the administration of the financial affairs of the Company, and shall generally perform all the duties usually appertaining to the affairs of the treasurer of a corporation. When required by the Board of Directors, he shall give bonds for the faithful discharge of his duties in such sums and with such sureties as the Board of Directors shall approve. In the absence or disability of the Treasurer, the person designated by the President or Chairman of the Board shall perform his duties.

         Section 7.9       THE SECRETARY

         The Secretary shall attend to the giving of notice of all meetings of stockholders and of the Board of Directors and committees thereof, and shall keep minutes of all proceedings at meetings of the stockholders, of the Board of Directors and of all meetings of such other committees of the Board of Directors as shall designate him to serve. The Secretary shall have charge of the corporate seal and shall have authority to attest any and all instruments or whitings to which the same may be affixed. He shall keep and account for all books, documents, papers and records of the Company, except those for which some other officer or agent is properly accountable. He shall generally perform all the duties usually appertaining to the office of secretary of a corporation. In the absence or disability of the usually appertaining to the office of secretary of a corporation. In the absence or disability of the Secretary, the person designated by the President or the Chairman of the Board shall perform his duties.

         Section 7.10      THE ASSISTANT SECRETARY(IES)

         The Assistant Secretary, if any be so appointed by the Board, or if there be more than one, the Assistant Secretaries, shall perform such duties as may be specifically assigned to them from time to time by the Board, the Chairman of the Board or the President. In case of the absence or disability of the Secretary, and if the Board, the Chairman of the Board or the President has so authorized, the Assistant Secretary, or if there be more than one Assistant Secretary, such Assistant Secretary as the Board, or the President shall designate, shall perform the duties of the office of the Secretary.


                                  ARTICLE VIII

                              CERTIFICATES OF STOCK

         Section 8.1       FORM AND SIGNATURE

         The stock certificates representing the stock of the Company shall be in such form or forms not inconsistent with the NRS, the Certificate of Incorporation and these Bylaws as the Board shall approve from time to time. Stock certificates shall be numbered, the certificates for the shares of stock to be numbered consecutively, and shall be entered in the books and records of the Company as such certificates are issued. No certificate shall be issued for any share until the consideration therefor has been fully paid. Stock certificates shall exhibit the holder's name, certify the class and series of stock and the number of shares in such class and series of stock owned by the holder, and shall be signed (a) by the Chairman of the Board, or any Vice Chairman of the Board, or the President, or a Vice President, and (b) by the Treasurer, or Assistant Treasurer, or the Secretary, or any Assistant Secretary. Any or all of the signatures on a stock certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Company with the same effect as if he or she were such officer, transfer agent or registrar on the date of issuance.

         Section 8.2       LOST, STOLEN OR DESTROYED CERTIFICATES

         The President may direct that a new stock certificate be issued in place of any certificate theretofore issued by the Company which is alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person, or his or her legal representative, claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issuance of a new certificate, the President, in his discretion and as a condition precedent to the issuance thereof, may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to advertise the same in such manner as the President shall require and/or to give the Company a bond in such sum as the President shall direct as indemnity against any claim that may be made against the Company, any transfer agent or any registrar on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate.

         Section 8.3       REGISTRATION OF TRANSFER

         Shares of common stock of the Company shall be transferrable only upon the Company's transfer by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificates shall be surrendered to the Company by the delivery thereof to the person in charge of the stock and transfer books and ledgers of the Company, or to such other person as the Board may designate. Upon surrender to the Company of a certificate for shares, duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, the Company shall issue a new certificate to the person entitled thereto, cancel the older certificate and record the transaction on its books and records.


                                   ARTICLE IX

                               GENERAL PROVISIONS

         Section 9.1       RECORD DATE

         In order that the Company may determine the stockholders entitled to notice of, and to vote at, a meeting of stockholders, or to express consent or dissent to corporate action in writing without meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a record date which shall not be more than sixty (60) nor less than ten (10) days prior to the date of such meeting nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of, and to vote at, a meeting of stockholders shall apply to any adjournment(s) of such meeting; provided, however, that the Board may, in its discretion, and shall if otherwise requires by these Bylaws fix a new record date for the adjourned meeting.

         Section 9.2       REGISTERED STOCKHOLDERS

         Except as specifically provided otherwise by the NRS, the Company shall be entitled to recognize the exclusive right of a person registered on its books and records as the owner of shares of stock of the Company to receive dividends and to vote as such owner, shall be entitled to hold such person liable for calls and assessments, and shall not be bound to recognize any equitable or other claim to, or interest in, such stock on the part of any other person, whether or not the Company shall have express or other notice thereof.

         Section 9.3       DIVIDENDS

         The Board shall declare and pay dividends ratably, share for share, on the Company's capital stock in all sums so declared, out of funds legally available therefor.

         Section 9.4       DIVIDEND DECLARATIONS

         Dividends on the capital stock of the Company may be declared quarterly, semiannually or annually as the Board may from time to time, in its discretion, determine.

         Section 9.5       CHECKS AND NOTES

         All checks and drafts on the bank accounts of the Company, all bills of exchange and promissory notes of the Company, and all acceptances, obligations, and other instruments for the payment of money drawn, signed, or accepted by the Company shall be signed or accepted, as the case may be, by such officer or officers, agent or agents, and in such manner as shall be thereunto authorized from time to time by the Board or by officers of the Company designated by the Board to make such authorization.

         Section 9.6       FISCAL YEAR

         The fiscal year of the Company shall commence on September 1 and end on August 31 of each year, unless otherwise fixed by resolution of the Board.

          Section 9.7      CORPORATE SEAL

         The Company may adopt a corporate seal as authorized by the Board. The use of a seal or stamp by the Company on any corporate documents is not necessary; such use or nonuse shall not in any way affect the legality of the document.

         Section 9.8       VOTING OF SECURITIES OF OTHER ISSUERS

         In the event that the Company shall own and/or have power to vote any securities (including, but not limited to, shares of stock) of any other issuer, such securities shall be voted by the Chairman of the Board as provided in
Section 7.5 of these Bylaws, or by such other person or persons, to such extent, and in such manner as may be determined by the Board. If the Company shall be a general partner in any partnership, the acts of the Company in such capacity may be approved by the Board and taken by the officers as may be authorized or determined by the Board from time to time.

         Section 9.9       TRANSFER AGENTS

         The Board may make such rules and regulations as it may deem expedient concerning the issuance, transfer, and registration of securities (including, but not limited to, stock) of the Company. The Board may appoint one or more transfer agents and/or one or more registrars and may require all stock certificates and other certificates evidencing securities of the Company to bear the signature of either or both.

         Section 9.10      BOOKS AND RECORDS

         Except as specifically provided otherwise by the NRS, the books and records of the Company may be kept at such place or places, either within or without the State of Nevada, as may be designed by the Board.

                                    ARTICLE X

                                 INDEMNIFICATION

         Section 10.1      INDEMNIFICATION AND INSURANCE

         (a) RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, employee or agent of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Company to the fullest extent authorized by the NRS, as the same exists or may hereafter be amended, against all costs, charges, expenses, liabilities and losses (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. The right to indemnification conferred in this Section 10.1 shall be a contract right and shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the NRS requires the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Company of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section 10.1 or otherwise.

         (b) RIGHT OF CLAIMANT TO BRING SUIT. If a claim under paragraph (a) of this Section 10.1 is not paid in full by the Company within thirty days after a written claim has been received by the Company, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expenses of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending an proceeding in advance of its final disposition where the required undertaking, if any, is required, or has been tendered to the Company that the claimant has not met the standard of conduct which make it permissible under the NRS for the Company to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including its Board, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the NRS, nor an actual determination by the Company (including its Board, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         (c) NON-EXCLUSIVITY OF RIGHTS. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section 10.1 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision


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
of the Certificate of Incorporation. by law, agreement, vote of stockholder or disinterested directors or otherwise.

         (d) INSURANCE. The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the NRS.

         (e) WITNESS. To the extent that any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise is by reason of such position a witness in any action, suit or proceeding, he or she shall be indemnified against all costs and expenses actually and reasonably incurred by him or her on his or her behalf in connection therewith.


                                   ARTICLE XI

                           AMENDMENTS TO THESE BYLAWS

         Section 11.1      BY THE STOCKHOLDERS

         These Bylaws may be amended or repealed in whole or in part and new Bylaws may be adopted by the affirmative vote of a majority of the aggregate number of shares issued and outstanding and entitled to vote on the matter, present in person or represented by proxy at a meeting of stockholders provided that notice thereof is stated in the written notice of the meeting.

         Section 11.2      BY THE BOARD OF DIRECTORS

         These Bylaws may be amended or repealed in whole or in part and new Bylaws may be adopted by a majority of the Board at any regular or special meeting of the Board.

                            CERTIFICATE OF SECRETARY
                                       OF
                                 AMDIV.COM, INC.
                             (a Nevada corporation)

         I hereby certify that I am the duly elected and acting Secretary of amdiv.com, inc., a Nevada corporation and the foregoing Amended and Restated Bylaws, comprising of 13 pages, constitute the Amended and Restated Bylaws of said Company as duly adopted by the Board of Directors as of November 25, 1998.


                                    /s/ Michael B. Jeffers
                                    --------------------------------------------
                                    Michael B. Jeffers,
                                    Secretary


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